UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2021

STAR ALLIANCE INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-197692	37-1757067
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5743 Corsa Avenue, Suite 218, Woodland Hills, CA 91362

(Address of principal executive offices)

(833) 443-STAR

(Issuer's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On May 5, 2021, the Company was informed that our registered independent public accountant, AJ Robbins CPA LLC retired and declined to stand for re-appointment.

b.	AJ Robbins CPA LLC’s report on the financial statements for the year ended June 30, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended June 30, 2020, through the review of quarter ended September 30, 2020, and since that date there have been no disagreements with AJ Robbins CPA LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AJ Robbins CPA LLC would have caused them to make reference thereto in their report on the financial statements. Through the interim period until May 5, 2021 (the date of notification), there have been no disagreements with AJ Robbins CPA LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AJ Robbins CPA LLC would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized AJ Robbins CPA LLC to respond fully to the inquiries of the successor accountant.

e.	During the years ended June 30, 2020 and 2019 and the interim period through May 5, 2021, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to AJ Robbins CPA LLC prior to the date of the filing of this Report and requested that AJ Robbins CPA LLC furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	On May 5, 2021, the Company engaged Gries & Associates, LLC of Denver, Colorado, as its new registered independent public accountant. During the years ended June 30, 2020 and 2019 and prior to May 5, 2021 (the date of the new engagement), we did not consult with Gries & Associates, LLC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Gries & Associates, LLC, in either case where written or oral advice provided by Gries & Associates, LLC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

NUMBER	EXHIBIT
16.1	Letter from AJ Robbins CPA LLC, dated May 5, 2021, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corporation

Dated: May 5, 2021	/s/ Anthony L. Anish
Anthony L. Anish Corporate Secretary/Interim Chief financial officer

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